Melinta Therapeutics The Antibiotics Company Needham Healthcare Conference March 27, 2018 . Exhibit 99.1

Cautionary Note Regarding Forward-looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Risks and uncertainties for Melinta Therapeutics, Inc. (the “Company”) are more fully described in the Company’s filings with the SEC, including in its most recently filed Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. .

Strategy for Near- and Long-term Growth and Expansion Strong sales growth from four US-approved antibiotics with potential to achieve >$1 billion in peak sales Additional indications and publications to maximize potential during long market exclusivity period Ex-US partnerships across entire product portfolio to enhance company value Novel anti-infectives leveraging our proprietary, Nobel Prize-winning discovery platform DRIVE DEVELOP DISCOVER EXPAND Continue to Execute Growth-accelerating Business Development Activities ..

Creating the Pure Play Antibiotics Leader NASDAQ: MLNT Jun 2017 Nov 2017 FDA approval for ABSSSI Jan 2018 acquires (ID Business) Transformed into Largest Pure-play Antibiotics Company .

Integration Nearing Completion Experienced, combined team executing well on product launches Unified sales force and messaging driving continued product growth trajectory Strong product performance during period of transition Pharmaceutical Development Committee evaluating pipeline priorities Opportunities for additional cost savings and potential revenue synergies as we complete integration – focus on bringing them forward through 2018 .

Resident Expertise Capable of Driving Execution . Products (Infectious Disease Business) Fully-integrated Anti-infectives Company Offering Multiple Therapies to Payors, Providers and the Patients they Serve Strong Operating Infrastructure 4 Approved Brands 18 2 Out of 3 Employees 17 Years Average Field Experience 135 Medical Science Liaisons Key Account Manager Territories Customer Facing / Revenue Generating

Dan Wechsler CEO >25 years; led Zyvox at Pharmacia; led pharma, generics and OTC at Bausch & Lomb; CEO at Smile Brands Paul Estrem CFO >25 years; CFO of multiple business units at Baxter Sue Cammarata, M.D. CMO >20 years; development of Cubicin and Zyvox Erin Duffy, Ph.D. CSO >20 years; leading expert in structure & function of bacterial ribosome Juliet Agranoff SVP, HR >20 years; head of HR for The Medicines Company ID franchise Lisa DeFrancesco SVP, IR >15 years; VP investor relations at Allergan Peter Di Roma SVP, QA/RA >20 years; regulatory approval of Zyvox and Baxdela Michael McGuire SVP, Comm’l >25 years of pharma marketing and anti-infectives Kevin Conway VP, Tech Ops >30 years; operational management of Humira and Kaletra launches Kate Farrington VP, Compliance >20 years of pharma industry compliance/officer roles Experienced Combined Management Team .

Industry Leading Portfolio of Branded Antibiotics Assets Products Well established quinolone drug class Only approved fluoroquinolone for treatment of ABSSSI that covers MRSA Broad spectrum, IV/oral, fixed dose Rx IP/Exclusivity into 2027 Single dose treatment of ABSSSI, incl. those caused by MRSA Allows for treatment in lower cost settings Single dose regimen ensures patient adherence IP/Exclusivity into 2024 One of a limited number of options for Acinetobacter infections Established drug class and well understood utilization patterns IP/Exclusivity into 2031 Antibiotics for Serious Infections Gram-positive Gram-negative Developed to address KPC-mediated resistance Combines meropenem with novel BLI vaborbactam for treatment of cUTI CRE-specific clinical data (TANGO-2) IP/Exclusivity into 2031 .

Attractive Product Portfolio for Multiple Sites of Care Hospital Avoidance Hospital Transition of Care (Post-Discharge) Specialty Community POD / ID / Surg Wound / Burn Urgent Care LTC High Value PCP .

Commercial Overview Products Launch meeting occurred on February 6, 2018 Favorable early uptake in acute & community settings Launched October 28, 2017 Formulary approvals and uptake trends positive 50% of high priority target accounts have access Q4 2017 strongest quarter since 2014 launch Experienced double-digit growth Renewed focus supports continued sales growth Complementary product offering to Vabomere .

Early Launch Signals Positive Cumulative HCPs Prescribing Tripled Since Feb Cumulative Hospital Accounts Ordering Doubled Since Feb Cumulative Health Care Professionals (HCPs) Prescribing Cumulative Hospital Accounts Ordering 3x 2x Source: Company data .

Early Launch Signals Positive Cumulative Ordering Accounts Cumulative Ordering Accounts Doubled Year-to-date 2x Source: Company data .

Building Momentum Through Business Development Ex-US out-licensing Strategic acquisitions / partnerships Non-core portfolio optimization Government / non-dilutive partnerships 1 Support existing partnerships OUS rights for Vabomere, Orbactiv, Minocin Japan rights for Baxdela Accretive, differentiated anti-infective products Leveragable within established commercial infrastructure 2 3 Paths to derive value from non-core assets 4 Government contracts, grants, other non-dilutive arrangements .

2018 Key Catalysts

Corporate/ BD

- ✓ Acquired Infectious Disease Business of The Medicines Company
  - Executed transaction with Deerfield Capital
  - Strengthened team with ID-focused talent
- ✓ Completed initial portfolio optimization decisions
- Execute ex-US partnerships for balance of portfolio
- Execute accretive business development opportunities
- Drive focused publication strategy with 30+ planned
- Continue to drive revenue and cost synergies in 2018 and beyond

Baxdela

- ✓ Partner Menarini submitted regulatory filing in EU
- ✓ Partner Eurofarma submitted marketing authorization in Argentina
- Provide launch updates
- Complete enrollment for Phase 3 CABP study
- Receive country approvals in South & Central America

Vabomere

- Provide launch updates
- Upcoming FDA meeting in Q2 and evaluate sNDA
- Receive EMA regulatory approval
- Present additional TANGO-2 data and potential publications

Other

- Progress ESKAPE Program

When Strategy is Clear, EXECUTION Becomes the Strategy

Attractive Growth Equity Story; Robust Antibiotics Pipeline from Discovery to Commercial; World-class Capabilities Four approved antibiotic assets with >$1 billion sales potential 4 marketed products incl. 2 launches underway Robust drug development pipeline to fuel future growth Strong combined experienced talent, processes and capabilities Nobel Prize-winning technology Proprietary discovery know-how to address emerging resistance Global footprint* with significant expansion potential Melinta Therapeutics, The Antibiotics Company * Including partnership agreements . Products Pipeline Discovery Operational Strength

Backup .

Industry Leading Portfolio and Pipeline



PRODUCT / INDICATION
PRE CLINICAL
PHASE 1
PHASE 2
PHASE 3
NDA Submitted
FDA Approved
EMA Submitted
EMA Approved
Baxdela
Acute Bacterial Skin and Skin Structure Infections (ABSSSI)
Vabomere
Complicated Urinary Tract Infections (cUTI)
Orbactiv
ABSSSI
Minocin IV
Serious infections due to select organisms including *Acinetobacter*
Baxdela
Community-acquired Bacterial Pneumonia (CABP)
Radezolid
Dermatology
ESKAPE
"Superbugs"
NON-CORE ASSETS
PRE CLINICAL
PHASE 1
PHASE 2
PHASE 3
NDA Submitted
FDA Approved
EMA Submitted
EMA Approved
Fusidic Acid
ABSSSI
One positive Phase 3 complete
Solithromycin
CABP
Development ongoing in Japan through partner.
Potential to evaluate additional indications

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